SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               (DECEMBER 30, 1998)
                        (Date of earliest event reported)


                             AUTOCORP EQUITIES, INC.
             (Exact name of registrant as specified in its charter)


         NEVADA                                            87-0522501
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                                    000-15216
                            (Commission File Number)



                           5949 Sherry Lane, Suite 525
                               Dallas, Texas 75225
                    (Address of principal executive offices)

                                 (214) 378-8271
              (Registrant's telephone number, including area code)

            2980 E. Northern Avenue, Suite A1, Phoenix, Arizona 85028 (Former name or former address, if changed since last report)

         In this report, the words we, our, ours, us, Company, and us refer only to Auto Corp Equities, Inc. They do not include any of our subsidiaries unless we specifically refer to them.

         Headquartered in Dallas, Texas, we are a subprime indirect consumer lender for automobile finance. At December 30, 1998, we and our consolidated subsidiaries were financially distressed companies. We restructured our Company on that date in order to create an organizational structure which is efficient and reflects our business plans.

         We accomplished the following through the restructuring:

         o We disposed of non-productive subsidiaries not consistent with our future plans.

         o We substantially reduced our debt and made arrangements to reduce our exposure to further liability.

         o        The control of our Company changed.

         In  this  report,   we  usually  refer  to  the  restructuring  as  the
"Transaction" because it is defined that way in the documents providing for it.

Item 1.  Change in Control of Registrant

Item 1(a).

General

         On December 30, 1998, Charles Norman, as Trustee under three separate trusts, acquired control of our Company. He acquired control from William O. Merritt, Dennis W. Miller and others in the Transaction.

Basis of Control

         The basis of Mr. Norman's control is that he is the trustee under the three trusts. The beneficiaries of the three trusts and the securities in each trust are:



   Name of Trust            Beneficiaries                         Securities Held
   -------------            -------------                         ----------------
 Voting Trust I          Executive officers of ours to          350,000  Common Shares
                         be named in the future

 Voting Trust II         Executive officers of AutoPrime,       350,000  Common Shares
                         Inc. ("Auto Prime") to be named
                         in the future



                                        1




 The Exchange Trust      (a) Consumer Investment Corporation        up to 1,425,887 Common
                             ("CIC")  (for the benefit of the       Shares (all unused shares
                             holders of the CIC debentures)         will first be available to
                                                                    AutoPrime for satisfaction
                                                                    of our obligations to
                                                                    AutoPrime)

                         (b) AutoPrime  (for the purpose of         3,340,529 Preferred  Shares
                             holding the securities tendered                  and
                             to AutoPrime and that it cannot        1,091,113  Common Shares
                             lawfully accept prior to receipt
                             of approval from the Office
                             of Thrift Supervision)


Beneficial Ownership of Our Company

         Mr.   Norman,   in  his  capacity  as  Trustee  of  the  three  trusts,
beneficially owns a total of 3,217,000 Common Shares. This is 53% of the 6,061,848 Common Shares which, according to our stock transfer agent, were outstanding as of January 10, 1999.

         After the Transaction, Merritt and Miller each continue to have beneficial ownership of 300,000 (or 4.9%) of the outstanding Common Shares. Mr. Merritt is also a Director.

         A tender to AutoPrime of 1,091,113 Common Shares was made, as described in "Description of the Transaction, (16) - (18)" below. AutoPrime can accept the tender only after approval has been received from the Office of Thrift Supervision. There is no assurance the approval can be obtained. AutoPrime disclaims any beneficial ownership of the 1,091,113 shares as long as it cannot accept the tender.

         AutoPrime is our major creditor. It has agreed, subject to the tender, to exchange a substantial portion of its claims as a creditor for equity in our company.

Source and Amount of Consideration

         The amount and source of the consideration used to acquire the securities now held in the trusts was:

         o The redemption of our Common Shares from Merritt and Miller in exchange for the subsidiaries we transferred to them.

         o Our agreement to permit one of the subsidiaries being transferred to attempt to exchange our Common Shares for its outstanding debentures. This is subject to compliance with the Federal and applicable state securities laws.

         o Our issuance and tender of securities to AutoPrime in exchange for releasing us from liability on a substantial portion of our indebtedness,

New Management

         In 1998, Mr. Merritt and Mr. Miller were our controlling shareholders. They asked Charles Norman to assume day-to-day management control of our Company.

         Mr. Norman became a Director and President and Chief Executive Officer of our Company in August 1998. Since December 30, 1998, our Directors have been:

         o        Charles Norman
         o        William O. Merritt

         We plan to add additional members to the Board of Directors who have experience in the automobile and/or financial service industries.

         In addition, since December 30, 1998, our officers have been:

         o        President and Chief Executive Officer:         Charles Norman
         o        Secretary and Treasurer:                       Hunter Ennis

Information About Charles Norman

         Charles Norman, age 41, has been engaged in various aspects of working with and making successful, financially distressed companies. A resume of his experience is attached to this report as Exhibit 99.1.

         Mr. Norman agreed to assist us in our re-structuring effort, but only if he had control of all major decisions. Based on Mr. Norman's past experience, and his knowledge of the subprime automobile business, our Board of Directors, in August, 1998, hired Mr. Norman and gave him the necessary authority to restructure our Company. His authority became effective control on December 30, 1998.

How the Purpose of the Restructuring Was Achieved

         The purpose of the restructuring was achieved by the following:

         o The disposition of non-productive subsidiaries not consistent with our future plans

                  This was achieved by transferring them, along with other interests, to Merritt and Miller in exchange for the redemption of 2,653,500 Common Shares. These represent 43.8% of the Common Shares now outstanding. Merritt and Miller (or their assignees), combined, still own 600,000 Common Shares (9.8% of the outstanding).

         o        The change of control of our Company

                  This took place through:

                  (a) The redemption of the 2,655,500 Common Shares previously owned by Merritt and Miller

                  (b) The re-issuance of the redeemed Common Shares, as well as another 563,000 Common Shares that were already in our treasury.

                  (c) The establishment of the three trusts, and the transfer to them of the reissued 3,217,000 shares. These represent 53% of the Common Shares now outstanding.

                  (d) The Transaction also allowed AutoPrime to defer taking ownership of any of our stock until receipt of approval from the Office of Thrift Supervision and any other governmental approval that may be necessary. The Transaction is based on the assumption that any necessary approval can be obtained. The deferral was accomplished by:

                           o We tendered Preferred and Common Shares to AutoPrime in exchange for AutoPrime releasing us from liability on a substantial portion of our indebtedness,

                           o AutoPrime declined to accept the tender until after receipt of any necessary regulatory approvals; and

                           o We placed these securities in the Exchange Trust pending the outcome of the tender.

                           In addition, the parties anticipate that some number of Common Shares will remain in the Exchange Trust after the earlier to occur of the retirement of the CIC debentures or December 31, 1999. These shares will first be available to Auto Prime for satisfaction of our obligations to Auto Prime. However, the Trustee will not transfer these shares to AutoPrime unless the tender has been accepted.



         o The substantial reduction of our debt and the arrangements to reduce our exposure to further liability

                  (a)      The reduction was accomplished in this manner:

                           o We and our subsidiaries had total debt to AutoPrime in excess of $7,500,000.00 We tendered to AutoPrime equity securities of ours in satisfaction of $7,289,142.90 of our liability on this debt. We tendered 3,340,529 Preferred Shares and 1,091,113 Common Shares.

                           o One of our subsidiaries (CIC) being transferred to Merritt and Miller has approximately $2,400,000 principal amount of debentures outstanding. These bear interest at 12% or more, and the accrued interest at December 30 was in excess of $450,000. We are permitting CIC to use our Common Shares to retire this debt, but only in compliance with applicable securities laws.

                           Specifically, we placed 1,425,887 of the reissued Common Shares into the Exchange Trust. The subsidiary, Consumer Investment Corporation, or "CIC," can use as many of them as needed for this purpose until December 31, 1999, but only on the basis of exchanging $4.00 of principal amount of debenture debt for each of our Common Shares being transferred for that purpose. After that date, all unused shares will first be available to AutoPrime for satisfaction of our obligations to AutoPrime.

                  (b) The specific debts and amounts that were retired and the equity shares we issued are:



    Debts and Amounts                                   Equity Shares Involved in Transaction
    -----------------                                   -------------------------------------

Release of $3,239,389.79  of co-maker liability       3,500,000  Preferred Shares,  plus our agreement to maintain
on the Three Promissory Notes (actual  principal      their  value of at least  $3,500,000  (This  is  before  the
balance  due  on  12/30/98,  after  credits  to       release from pledge of the 262,044 shares of Preferred Stock
principal  of  $125,000  and  to  interest   of       detailed below.)
$137,044)
                                                      These 3,500,000  shares were issued and delivered to CIC and
                                                      Lenders  Liquidation  Centers,  Inc. ("LLCI").  They pledged them as  collateral  to secure their various debts and other obligations to AutoPrime.

                                                      After these two  releases,  3,237,956  Preferred  Shares are owned by CIC and pledged to  AutoPrime,  and 262,044  shares have been tendered to AutoPrime and are held in the Exchange
                                                      Trust pending the outcome of the tender.





Release of $1,787,709.11 of "repurchase               1,787,709 Preferred Shares (tendered)
obligations" relating to recourse liability on
contracts owned by AutoPrime

Release of $2,000,000 of "repurchase                  1,290,776  Preferred  Shares,  and  1,091,113  Common Shares
obligations" relating to recourse liability on        (tendered)
contracts owned by AutoPrime

The separate release of us (and agreement to          262,044  Preferred Shares released from pledge to Auto Prime
release CIC and LLCI) from $125,000 of                (tendered)
principal and $137,044 of interest on the three
original notes of $3,000,000, $450,000 and
$100,000 to AutoPrime

Total - AutoPrime:           $7,289,142.90            6,578,485  Preferred  Shares  and  1,091,113  Common  Shares
                                                      (tendered and pledged)



Description of the Transaction

         This is a description of the Transaction. It also discloses the terms of any loans or any pledges involved in the change of control, the names of the lenders or pledgees, and any arrangements or understandings among members of both the former and new controlling persons and their associates with respect to other matters.

         The Transaction is provided for in a Master Agreement dated as of December 30, 1998. The parties to the Master Agreement are:

         o        AutoPrime

         o        AutoCorp

         o Consumer Investment Corporation (We refer to this corporation as "CIC")

         o Lenders Liquidation Centers, Inc. (We refer to this corporation as "LLCI")

         o        Merritt

         o        Miller

         o        Andrew J. Kacic

         o        Vincent W. Bustillo

         o        Wayne McLaws

         o        Efrain Diaz

         We sometimes refer to Merritt, Miller, Kacic, Bustillo, Diaz and McLaws as the "Merritt Group."

         The various components of the Transaction are:

         (1) AutoPrime's Release of an Existing Pledge. AutoPrime released from a prior pledge 600,000 of our Common Shares owned by Merritt and Miller and directed the return to Merritt and Miller of the certificates evidencing these shares. Merritt and Miller then transferred the 600,000 shares to us as a part of the redemption transaction described below.

         (2) We Redeemed Common Shares. Merritt and Miller sold to us, and we redeemed from them, 2,653,500 of our Common Shares. These shares constitute all the shares of Merritt and Miller except 300,000 shares (4.9% of the outstanding) retained by each.

         (3) We Quitclaimed Subsidiaries and Other Corporations in Exchange. We quitclaimed to Merritt and Miller whatever interest, if any, we had in several corporations with which we had previous involvement. Some of these we operated, and some of them we did not. This is referred to as the "CIC Stock." We made the transfer on a quitclaim basis, without any representation or warranty.

         (4) Merritt and Miller Pledged the CIC Stock to AutoPrime. Merritt and Miller pledged the CIC Stock to AutoPrime to secure:

                  o all debts and obligations of the Merritt Group, CIC, and LLCI to AutoPrime;

                  o any guaranty by the Merritt Group of debts or obligations of CIC or LLCI to AutoPrime; and

                  o the representations and warranties of Merritt and Miller made in Paragraph 2 of the Master Agreement.

         (5) The Three Promissory Notes-Makers and Amounts. Prior to the closing, AutoCorp, CIC and LLCI were indebted to AutoPrime on three promissory notes (the "Three Promissory Notes") aggregating $3,364,389.79 in unpaid principal amount. AutoPrime released us from our co-maker obligations on the Three Promissory Notes, but did not release CIC or LLCI.

         (6) Issuance and Pledge of 3,500,00 Preferred Shares. We issued to CIC and LLCI 3,500,000 new Preferred Shares for the General Indemnity Agreement" described in (11) below. They then pledged the shares to AutoPrime as further security for all the debts they owe now and will owe in the future to AutoPrime. These debts include their unreleased co-maker obligations on the Three Promissory Notes.

         (7) Release of 262,044 Shares from the 3,500,000 Preferred Shares. AutoPrime agreed to release CIC and LLCI from $125,000 of principal and $137,044 of accrued interest on the Three Promissory Notes. AutoPrime agreed to give the release in exchange for 262,044 of the 3,500,000 Preferred Shares. AutoPrime then released the 262,044 shares from the pledge of the 3,500,000 shares, and they were tendered to AutoPrime.

         (8) Break-Up of the 3,500,000 Preferred Shares. The 3,500,000 Preferred Shares were transferred and reissued in two certificates. One is for the tendered 262,044 Preferred Shares, and the other is for the remaining pledged 3,237,956 Preferred Shares.

         (9) Where the 262,044 Preferred Shares Went. The 262,044 Preferred Shares were then tendered to AutoPrime as part of the Unconditional Tender. These shares are being held by Charles Norman, as Trustee under the Exchange Trust, until the outcome of the tender is known.

         (10) Our Commitment to Maintain $3,500,000 in Value. We committed to maintain the value of the 3,500,000 Preferred Shares at $3,500,000 and agreed to issue to CIC and LLCI, for pledge to AutoPrime, such additional Preferred Shares as may be necessary to maintain $3,500,000 in value.

         (11) CIC's and LLCI's Indemnity and Ratification. CIC and LLCI delivered to us a General Indemnity Agreement indemnifying us against various losses, liabilities and obligations related to the Transaction. CIC and LLCI also ratified all their debts and obligations to AutoPrime.

         (12) Establishment of the Trusts. We established three trusts naming Charles Norman as Trustee. Then we issued a total of 3,217,000 Common Shares, from our treasury, and 3,340,529 new Preferred Shares, as an original issuance, to Mr. Norman, as Trustee.

                  The sources of these shares going into the trusts were:

                  o The 2,653,500 Common Shares we redeemed from Miller and Merritt

                  o The 563,500 Common Shares we already had in our treasury.

                  o The 3,340,529 Preferred Shares we issued for the purpose of tender to AutoPrime.

         (13) Beneficiaries and Securities of Each Trust. The beneficiaries of the three trusts and the securities in each trust are:


     Name of Trust                        Beneficiaries                         Securities Held
     -------------                        -------------                         ---------------

   Voting Trust I                   Executive officers of ours to               350,000  Common Shares
                                    be named in the future

   Voting Trust II                  Executive officers of AutoPrime             350,000  Common Shares
                                    to be named in the future

   The Exchange Trust          (a)  CIC (for the benefit of the                 1,425,887 Common Shares
                                    holders of the CIC debentures)



                                        9




                               (b)  AutoPrime (for the purpose of               3,340,529 Preferred Shares
                                    holding the securities tendered                       and
                                    to AutoPrime and that it cannot             1,091,113 Common Shares
                                    accept prior to receipt
                                    of approval from the Office
                                    of Thrift Supervision)


         (14) Proposed Exchange of Our Stock for CIC Debentures. CIC has $2,400,000 of debentures outstanding. The interest rate varies, but is in the range of 12% per year. The accrued interest at December 30, 1998, approximates $450,000.

                  CIC and LLCI agreed to use their best efforts to effect an exchange of CIC's debentures for as many of the 1,425,887 Common Shares in the Exchange Trust as may be needed. This must be completed by December 31, 1999.

                  CIC/LLCI will offer to effect the exchange at the rate of one Common Share for each $4.00 of principal amount of debenture and interest.

                  Any offer to exchange will be made in compliance with Federal and applicable state securities laws. We presently intend to register the exchange offer when, as and if needed, if exemptions from registration are not available.

         (15) CIC and LLCI Pledge to AutoPrime. CIC and LLCI pledged to AutoPrime the 3,500,000 Preferred Shares. CIC also pledged to AutoPrime its Certificate for 1,425,887 shares of Beneficial Interest in the Exchange Trust. CIC and LLCI pledged these to secure their co-maker obligations under the Three Promissory Notes and any other obligations they may have to AutoPrime, including their representations and warranties.

         (16) The Unconditional Tender - The Reason For It. AutoPrime is majority owned by a regulated financial institution and can lawfully own stock of AutoCorp only after receiving approval from the Office of Thrift Supervisor and perhaps other governmental regulatory agencies.

                  As a result, three components of the Transaction were effected using an Unconditional Tender until such time as the necessary regulatory approvals can be obtained. There is no assurance of this.

                  If the necessary approvals are not received, the parties to the Transaction presently intend to renegotiate some of the debt release portions of its terms.

         (17) The Securities Covered by the Unconditional Tender. The three components of the Transaction covered by the Unconditional Tender are:

                  (a)      1,787,709 of our Preferred Shares.

                           AutoPrime released us from $1,787,709.11 of "repurchase obligations" We issued and unconditionally tendered to AutoPrime 1,787,709 of our new Preferred Shares.

                  (b) 1,290,776 of our Preferred Shares and 1,091,113 Common Shares.

                           Prior to the Transaction, CIC and LLCI were indebted to AutoPrime for at least $2,000,000 of cash advances, expenditures and other "repurchase obligations," as well as other obligations related to past and future business relationships. These are separate and apart from other obligations described in this report. We had also guaranteed them.

                           We issued and unconditionally tendered to Auto Prime 1,290,776 Preferred Shares and 1,091,113 shares Common Shares in satisfaction of $2,000,000 of such debt and the release of us from our related guaranty.

                           Of the $2,000,000 credit, $709,224 was allocated to the Common Shares at $0.65 per share and $1,290,776 was allocated to the Preferred Shares at $1.00 per share.

                  (c)      262,044 of Our Preferred Shares.

                           As mentioned above, AutoCorp issued to CIC and LLCI 3,500,000 new Preferred Shares. They pledged the shares to AutoPrime as further security for all debts to AutoPrime, including their obligations on the Three Promissory Notes.

                           AutoPrime agreed to release CIC and LLCI from $125,000 of principal and $137,044 of accrued interest on the Three Promissory Notes, the original $3,000,000 note, the $450,000 note and the $100,000 note. The release was given in exchange for 262,044 of the 3,5000,000 pledged Preferred Shares. AutoPrime released them from the pledge and they were tendered to AutoPrime as part of the Unconditional Tender.

                           These shares are being held by Charles Norman, as Trustee under the Exchange Trust until the outcome of the Unconditional Tender is known.

         (18) The Terms of the Unconditional Tender. The terms of the Unconditional Tender are:

                  (a) AutoPrime may not accept the tender prior to May 31, 1999. From that date until December 31, 1999:

                  o AutoPrime must accept the tender if approval is received from the Office of Thrift Supervision (or any other applicable governmental agency).

                  o AutoPrime may accept the tender if governmental approval is no longer required or if AutoPrime determines to accept the tender.

                  (b) If approval is not received by December 31, 1999 and AutoPrime determines not to accept the tender, then the tender is rejected. In this case, the credits will be withdrawn, and the debts for which credit was given will be reinstated and will be immediately due and payable, with interest at 8% per year from December 31, 1998. We and AutoPrime have agreed to renegotiate the Transaction if this event occurs.

Summary of the Terms of the Preferred Shares

         As part of the Transaction, we established a new series of 9,000,000 authorized shares of Series A Non-Cumulative Convertible Preferred Stock. Then, we issued a total of 6,578,485 new Preferred Shares as part of the Transaction.

         The terms of the Preferred Shares are:

         o The Preferred Shares pay non-cumulative dividends at the rate of 5% per year.

         o        They have a liquidation preference of $1.00 per share.

         o They have no voting rights, sinking fund provisions or redemption rights.

         o The Preferred Shares are convertible into Common Shares on a 1-for-1 basis at any time starting January 1, 2002. They will also become convertible prior to that date if any of certain specified events take place. Here is a summary of the events that can accelerate convertibility:

                  (a) If we issue any shares of any kind of capital stock, or any securities convertible into, exchangeable for, or exercisable to purchase any shares of capital stock, without AutoPrime's consent. (We also made a specific covenant not to do any of these things before January 1, 2002, without AutoPrime's consent.)

                  (b)      If anyone  other than our current  Board of Directors
                           is  elected  to  our  Board  of  Directors,   without
                           AutoPrime's consent.


                  (c) If CIC or LLCI default in the payment or performance of any of a number of obligations to AutoPrime or to us.

                  (d) If Merritt or Miller breach any representation or warranty made by them.

         So that Auto Prime's pledge is protected, we also agreed in the "Agreement to Issue Additional Preferred Stock" that we will not issue any kind of preferred stock to any one other than CIC/LLCI until after February 1, 2002. Before that date, we can only issue Preferred Shares to CIC/LLCI in amounts required by the Agreement, and we can only issue them for the benefit of AutoPrime, our primary creditor.

         Item 1 (b). Various of the disclosures made in Item 1(a) above involve arrangements known to us, the operation of which may, at a subsequent date, result in a change of control of our Company. However, at this time, we do not have sufficient information to predict what future events will occur that could result in any change of control.

Item 2.  Acquisition or Disposition of Assets

         (a)      Disposition of Assets.

                  As a part of the Transaction, we quitclaimed to Merritt and Miller any interest in the following entities:

                    o        Consumer Investment Corporation

                    o        Auto Del Norte Resale Centers, LLC

                    o        Lenders Liquidation Centers, Inc.

                    o        Lenders Auto Resale Centers of Texas, Inc.

                    o        Lenders Recon Services, Inc.

                    o        Consumer Insurance Service Company, Inc.

                    o        Auto Finance Retail Center, Inc.

                    o        CIC Holdings, Inc.

                  The result was that, after the Transaction, we had only these subsidiaries:

                    o        ACE Motor Company

                    o        AutoCorp Financial Services, Inc.

         (b)      Acquisition of Assets.

                  At December 30, 1998 our subsidiary, ACE Motor Company, acquired certain assets of Lenders Resale Centers of Texas, Inc., a corporation owned by Messrs. Miller and Merritt. We refer to this corporation as "Lenders of Texas." The purchase price was $50,000.00. Simultaneously, ACE Financial Services, Inc. assumed the rights and obligations of Lenders of Texas pertaining to a note portfolio with a remaining gross balance of $1,400,000. The portfolio had previously been sold to AutoPrime. The obligations ACE assumed contained recourse as to the contracts in that portfolio. In return, Lenders of Texas gave its note in the amount of $2,205,919.22 to ACE. We attribute no value to that note in our financial record.

Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of business acquired.

                  Not applicable

         (b)      Proforma financial information

                  Not applicable

         (c)      Exhibits

                    2.1 Master Agreement dated as of December 30, 1998 by and among AutoPrime, Inc., AutoCorp Equities, Inc., Consumer Investment Corporation, Lenders
                           Liquidation Centers, Inc., William O. Merritt, Dennis
                           W. Miller, Andrew J. Kacic, Vincent W. Bustillo, Wayne McLaws and Efrain Diaz.

                    2.2 Unconditional Tender of AutoCorp Preferred and Common Stock, effective December 30, 1998, by and between AutoCorp Equities, Inc. and AutoPrime, Inc.

                    2.3 Agreement to Issue Additional Preferred Stock between AutoCorp Equities, Inc., AutoPrime, Inc., Consumer Investment Corporation and Lenders Liquidation Centers, Inc. effective December 30, 1998.

                    2.4 Pledge Agreement dated as of December 30, 1998, from Consumer Investment Corporation and Lenders

                           Liquidation Centers, Inc. to AutoPrime, Inc.

                    2.5 Pledge Agreement dated as of December 30, 1998, from William O. Merritt and Dennis W. Miller to AutoPrime, Inc.

                    2.6 General Indemnity Agreement dated as of December 30, 1998, from Consumer Investment Corporation and Lenders Liquidation Centers, Inc. to AutoCorp Equities, Inc.

                    2.7 Ratification of Obligations dated as of December 30, 1998, from Consumer Investment Corporation and Lenders Liquidation Centers, Inc. to AutoPrime, Inc.

                    2.8 Release of Pledge Agreement dated as of December 30, 1998, from AutoPrime, Inc. to the Merritt Group.

                    3.1 Certificate of Designation of the Series A Non-Cumulative Convertible Preferred Stock of Autocorp Equities, Inc.

                    9.1 Voting Trust Agreement I dated as of December 30, 1998, Charles Norman, Trustee.

                    9.2 Voting Trust Agreement II dated as of December 30, 1998, Charles Norman, Trustee.

                    9.3 Exchange Trust Agreement dated as of December 30, 1998, Charles Norman, Trustee.

                   99.1 Resume of Experience of Charles Norman (This relates to "Item 1(a) - Information About Charles Norman.")

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.





Date: March 9, 1999                         AUTOCORP EQUITIES, INC.

                                            (Registrant)



                                            /s/ Charles Norman
                                            ---------------------------------
                                                Charles Norman
                                                President and Chief Executive
                                                Officer

                                INDEX TO EXHIBITS


     2.1. Master Agreement dated as of December 30, 1998 by and among AutoPrime, Inc., AutoCorp Equities, Inc., Consumer Investment Corporation, Lenders Liquidation Centers, Inc., William O. Merritt, Dennis W. Miller, Andrew J. Kacic, Vincent W. Bustillo, Wayne McLaws and Efrain Diaz.

     2.2. Unconditional Tender of AutoCorp Preferred and Common Stock, effective December 30, 1998, by and between AutoCorp Equities, Inc. and AutoPrime, Inc.

     2.3  Agreement  to  Issue  Additional   Preferred  Stock  between  AutoCorp
          Equities, Inc.,   AutoPrime, Inc.,  Consumer   Investment  Corporation
          and Lenders Liquidation Centers, Inc. effective December 30, 1998.

     2.4  Pledge  Agreement  dated  as  of  December  30,  1998,  from  Consumer
          Investment Corporation and Lenders Liquidation Centers, Inc. to AutoPrime, Inc.

     2.5 Pledge Agreement dated as of December 30, 1998, from William O. Merritt and Dennis W. Miller to AutoPrime, Inc.

     2.6 General Indemnity Agreement dated as of December 30, 1998, from Consumer Investment Corporation and Lenders Liquidation Centers, Inc. to AutoCorp Equities, Inc.

     2.7 Ratification of Obligations dated as of December 30, 1998, from Consumer Investment Corporation and Lenders Liquidation Centers, Inc. to AutoPrime, Inc.

     2.8 Release of Pledge Agreement dated as of December 30, 1998, from AutoPrime, Inc. to the Merritt Group.

     3.1 Certificate of Designation of the Series A Non-Cumulative Convertible Preferred Stock of Autocorp Equities, Inc.

     9.1 Voting Trust Agreement I dated as of December 30, 1998, Charles Norman, Trustee.

     9.2. Voting Trust Agreement II dated as of December 30, 1998, Charles Norman, Trustee.

     9.3 Exchange Trust Agreement dated as of December 30, 1998, Charles Norman, Trustee.

    99.1 Resume of Experience of Charles Norman (This relates to "Item 1(a) - Information About Charles Norman.")